                                                                    EXHIBIT 32.1

                       CERTIFICATION BY KEVIN J. MCNAMARA
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as President and Chief Executive Officer of Roto-Rooter Inc. ("Company"), does hereby certify that:

      1) the Company's Quarterly Report of Form 10-Q for the quarter ending June 30, 2004 ("Report"), fully complies with the requirements of
            Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 9, 2004                           Kevin J. McNamara
                                                --------------------------------
                                                Kevin J. McNamara
                                                (President and Chief
                                                Executive Officer)

                                       E-7